                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): MAY 1, 2003

                                  SCHAWK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ----------------------------

          DELAWARE                      1-09335                  36-2545354
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
      of incorporation)                                      identification no.)

            1695 RIVER ROAD
            DES PLAINES, IL                                         60018
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (847) 827-9494

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

         On May 1, 2003, Schawk, Inc. issued a press release announcing its strategic plan for growth. A copy of the press release is attached as Exhibit
99.1 and is incorporated herein by reference.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SCHAWK, INC.


Date:  May 1, 2003                                By:  /s/ A. Alex Sarkisian
                                                     ---------------------------
                                                     A. Alex Sarkisian
                                                     Executive Vice President
                                                     and Corporate Secretary

                               INDEX TO EXHIBITS

   Exhibit
   -------

     99.1       Press Release dated May 1, 2003